As filed with the Securities and Exchange Commission on September 13, 2000.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-3392

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            JOHN HANCOCK SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

                            JOHN HANCOCK SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------

                              Important Information

--------------------------------------------------------------------------------

                                                                 October 7, 2000

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the John Hancock Technology Fund.

As you know, your fund has historically sought long-term growth of capital with income as a secondary consideration. To pursue this objective, your fund's management team has focused on investment opportunities in the technology sector by investing primarily in stocks of U.S. and foreign technology companies. Investing in the technology sector has served investors well in terms of long-term growth of capital. As you may know, however, your fund has not paid a dividend in over seven years. This is not surprising given its emphasis on high-growth technology companies, which tend to reinvest earnings into their businesses rather than pay dividends. Consequently, your fund's trustees are asking you to approve the removal of "income as a secondary consideration" from your fund's investment objective.

Your fund's trustees are also asking you to remove or amend several investment restrictions that limit your fund's ability to respond to changing market conditions. These restrictions are outlined in detail within the enclosed proxy. Updating these restrictions will bring the fund in line with established standards maintained by the majority of funds within John Hancock Funds.

No Change to Primary Investment Objective

It is important to note that these proposals do not in any way signal a change in your fund's primary investment objective. Your fund will continue to seek capital appreciation by investing primarily in stocks of U.S. and foreign technology companies.

These proposals have been unanimously approved by your fund's board of trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

                                                Sincerely,

                                                /s/Maureen R. Ford
                                                ------------------
                                                Maureen R. Ford
                                                Vice Chairman and CEO



Q&A

Q: Why hasn't the Fund paid a dividend recently?

A: In 1983, income became a secondary objective of the fund because the portfolio management team believed they might participate in convertible securities when appropriate. As time has passed, the number of convertible securities and their pricing have become generally unattractive to the management team. Also, most technology companies no longer issue dividend-paying securities since they are usually high-growth companies that reinvest income into their company rather than distributing it to shareholders. The result has been that the fund has not paid any dividend from income on its shares for over seven years.

Q: Does this mean my fund will never pay dividends?

A: No, this simply means that the fund will no longer have income as a stated secondary objective. However, if the fund does produce dividends in the future, they will be paid in December.

Q: If the fund's investment objective is adjusted to remove income as a secondary objective, will its strategy change or become more aggressive?

A: No, this proposal does not in any way signal a change in your fund's primary investment objective or strategy. Your fund will continue to seek long-term growth of capital by investing primarily in U.S. and foreign technology companies. To pursue this objective, your fund's portfolio management team will continue to invest in companies whose stocks appear to be trading below their true value. They will also continue to focus on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

Q: Why are several investment restrictions being amended?

A: In short, we are modernizing the fund's investment restrictions. Relaxing these restrictions will bring your fund into conformity with the standards maintained by most of John Hancock's other funds. Other restrictions have been modernized to give your fund more flexibility to respond to opportunities in the marketplace and to give your fund consistency with other John Hancock funds.

Q: How do I vote?

A: Most shareholders vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 a.m. on December 1, 2000, at our 101 Huntington
   Avenue headquarters in Boston, Massachusetts. Or, you may also vote by calling our toll-free number from a touch-tone phone or via the Internet by utilizing a program provided through a vendor. Please refer to the enclosed proxy and proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. If you vote now, you will help avoid further solicitations.



                          JOHN HANCOCK TECHNOLOGY FUND
                    (a series of John Hancock Series Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 2000

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Technology Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Friday, December 1, 2000, at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to amend your fund's investment objective to eliminate income as a secondary objective. Your board of trustees recommends that you vote FOR this proposal.

2(a)-(e).   Proposals to amend the fund's investment restrictions. Your board of trustees recommends that you vote FOR these proposals.

3.          Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 12, 2000, are entitled to vote at the meeting and any related follow-up meetings. Whether or not you expect to attend the meeting, please take a few minutes to vote now.

                                          By order of the board of trustees,
                                          Susan S. Newton
                                          Secretary

October 10, 2000

                               PROXY STATEMENT OF
                          JOHN HANCOCK TECHNOLOGY FUND
                    (a series of John Hancock Series Trust)


This proxy statement contains the information you should know before voting on the proposals as summarized below.

Technology Fund will furnish without charge a copy of its semiannual and annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Friday, December 1, 2000 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1. A proposal to amend your fund's investment objective to eliminate income as a secondary objective. Your board of trustees recommends that you vote FOR this proposal.

2(a)-(e).   Proposals to amend the fund's investment restrictions. Your board of trustees recommends that you vote FOR these proposals.

3.          Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about October 10, 2000.

Who is Eligible to Vote?

Shareholders of record on September 12, 2000, are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

           AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE TO ELIMINATE
                         INCOME AS A SECONDARY OBJECTIVE

If the fund's shareholders approve this proposal, the fund's investment objective will be amended to eliminate income as a secondary objective.

The fund's primary objective has been and will continue to be "long-term growth of capital." The fund has historically focused its investments on stocks of companies that rely extensively on technology in their product development or whose operations may be expected to benefit from scientific developments and the application of technical advances resulting from improving technology in many different fields, such as computer software and hardware, semiconductors, telecommunications, defense and commercial electronics, data storage and retrieval, biotechnology and others. Because income has been a secondary consideration, the fund is not required to be managed to produce a predictable level of income. In fact, the fund has not paid any dividend from income on its shares for over seven years. To avoid suggesting to investors that the fund will yield a regular dividend, the Trustees believe that it is appropriate to delete the reference to income in the fund's objective. In addition, portfolio management originally intended to participate in convertible securities offerings when appropriate; however, the number of convertible securities offerings and their prices have been unattractive and inappropriate according to portfolio management. Furthermore, the sector's recent and current environment does not call for companies that pay dividends but rather for high-growth companies who are reinvesting into the company and not making distributions to shareholders.

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the fund's trustees, including the independent trustees, recommend that the shareholders of the fund approve amending the fund's investment objective to eliminate income as a secondary objective.

If the required approval of shareholders is not obtained, the fund's investment objective will remain unchanged.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment objective to eliminate income as a secondary objective.

                           PROPOSALS 2(a) through 2(e)

                            AMENDMENT TO THE FUND'S
                            INVESTMENT RESTRICTIONS

John Hancock Advisers, Inc. (the "adviser") and your board of trustees recommend that the following changes be made to modernize your fund's fundamental investment restrictions. They recommend amending several fundamental investment restrictions and re-designating one fundamental investment restriction as non-fundamental. The purpose of this proposal is to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. However, your fund is also subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws. These restrictions were adopted in the past to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange Commission (the "SEC").

The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the technology segment of the equity market continues to grow and evolve. Innovative new products, variations on existing products and new investment techniques are constantly being introduced. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.

Third, the proposed changes to the fund's fundamental restrictions may expand the range of investment opportunities and techniques available to manage the fund's portfolio. However, the fund has no current intention of changing its actual investment strategies as a result of these amendments.

Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column.

------------------------------------------------------------------------------------------------------------------------------------

                                       Current Fundamental                               Amended Fundamental
                                           Restriction                                      Restriction

------------------------------------------------------------------------------------------------------------------------------------

2(a)                           The fund may not invest less than                    Reclassified as a non-fundamental
                               65% of the value of its total                        restriction (not required to be
                               assets (exclusive of cash, U.S.                      fundamental by the 1940 Act).
                               government securities and
                               short-term commercial paper) in                               *  *  *  *
                               securities of companies which rely
                               extensively on technology in                         Explanation: It is possible that
                               product development or operation,                    the fund will have to modify its
                               except temporarily during periods                    65% investment policy to comply
                               when economic conditions with                        with future rules the SEC may adopt
                               respect to such companies in that                    regarding the use of mutual fund
                               industry are unfavorable.                            names. Currently, a fund name that
                                                                                    suggests a specific investment
                                                                                    focus requires the fund to invest
                                                                                    at least 65% of its assets in
                                                                                    securities that satisfy that
                                                                                    investment focus. Reclassification
                                                                                    of this restriction as
                                                                                    non-fundamental would give the
                                                                                    board of trustees the flexibility
                                                                                    to conform this policy to any
                                                                                    change in regulatory requirements
                                                                                    without the costs and delays of a
                                                                                    shareholder meeting.

------------------------------------------------------------------------------------------------------------------------------------

2(b)                           The fund may not borrow money,                       Amended as follows: The fund may
                               except from banks as a temporary                     not borrow money, except: (i) for
                               measure for extraordinary or                         temporary or short-term purposes or
                               emergency purposes (including                        for the clearance of transactions
                               meeting redemptions without                          in amounts not to exceed 33 1/3% of
                               immediately selling securities),                     the value of the fund's total
                               but not for leveraging or                            assets (including the amount
                               investment, in an amount not to                      borrowed) taken at market value;
                               exceed 10% of the value of net                       (ii) in connection with the
                               assets at the time the borrowing is                  redemption of fund shares or to
                               made,                                                finance

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                       Current Fundamental                               Amended Fundamental
                                           Restriction                                      Restriction

------------------------------------------------------------------------------------------------------------------------------------

2(b)                           provided, however, that as long as                   failed settlements of portfolio
cont.                          such borrowings exceed 5% of the                     trades without immediately
                               value of net assets, the fund will                   liquidating portfolio securities or
                               not make any investments. Under the                  other assets; (iii) in order to
                               Investment Company Act of 1940, as                   fulfill commitments or plans to
                               amended (the "1940 Act"), asset                      purchase additional securities
                               coverage of 300% of any borrowing                    pending the anticipated sale of
                               must be maintained.                                  other portfolio securities or
                                                                                    assets; (iv) in connection with
                                                                                    entering into reverse repurchase
                                                                                    agreements and dollar rolls, but
                                                                                    only if after each such borrowing
                                                                                    there is asset coverage of at least
                                                                                    300% as defined in the 1940 Act;
                                                                                    and (v) as otherwise permitted
                                                                                    under the 1940 Act. For purposes of
                                                                                    this investment restriction, the
                                                                                    deferral of trustees' fees and
                                                                                    transactions in short sales,
                                                                                    futures contracts, options on
                                                                                    futures contracts, securities or
                                                                                    indices and forward commitment
                                                                                    transactions shall not constitute
                                                                                    borrowing.

                                                                                               *  *  *  *

                                                                                    Explanation: The amended
                                                                                    restriction does not change the
                                                                                    maximum amount of money which the
                                                                                    fund may borrow but makes more
                                                                                    explicit certain exceptions to the
                                                                                    general prohibition against
                                                                                    borrowing. The amended restriction
                                                                                    also affords the fund additional
                                                                                    flexibility to borrow money if the
                                                                                    adviser determines such borrowing
                                                                                    is in the best interests of the
                                                                                    fund and is consistent both with
                                                                                    the fund's investment objective and
                                                                                    with the requirements of the 1940
                                                                                    Act.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                       Current Fundamental                               Amended Fundamental
                                           Restriction                                      Restriction

------------------------------------------------------------------------------------------------------------------------------------

2(c)                           The fund may not purchase real                       Amended as follows: The fund may
                               estate or any interest therein                       not purchase, sell or invest in
                               (except real estate used                             real estate, but subject to its
                               exclusively in the current                           other investment policies and
                               operation of the fund's affairs),                    restrictions may invest in
                               but this restriction does not                        securities of companies that deal
                               prevent the fund from investing in                   in real estate or are engaged in
                               debt securities secured by real                      the real estate business. These
                               estate or interests therein.                         companies include real estate
                                                                                    investment trusts and securities
                                                                                    secured by real estate or interests
                                                                                    in real estate. The fund may hold
                                                                                    and sell real estate acquired
                                                                                    through default, liquidation or
                                                                                    other distributions of an interest
                                                                                    in real estate as a result of the
                                                                                    fund's ownership of securities.

                                                                                               *  *  *  *

                                                                                    Explanation: This restriction has
                                                                                    been amended for improved clarity,
                                                                                    but has not been substantively
                                                                                    changed.

------------------------------------------------------------------------------------------------------------------------------------

2(d)                           The fund may not issue senior                        Amended as follows: The fund may
                               securities, except as permitted                      not issue senior securities, except
                               with respect to borrowing and                        as permitted by the fund's
                               making loans below. For purposes of                  fundamental investment restrictions
                               this restriction, the issuance of                    on borrowing, lending and investing
                               shares of common stock in multiple                   in commodities, and as otherwise
                               classes, the purchase or sale of                     permitted by the 1940 Act. For
                               options, futures contracts and                       purposes of this restriction, the
                               options on futures contracts,                        issuance of shares of beneficial
                               forward commitments, and repurchase                  interest in multiple classes or
                               agreements entered into in                           series, the deferral of trustees'
                               accordance with the fund's                           fees, the purchase or sale of
                               investment policies, and the                         options, futures contracts and
                               pledge, mortgage or hypothecation                    options on futures contracts,
                               of the fund's assets are not deemed                  forward commitments, forward
                               to be senior securities.                             foreign exchange contracts and
                                                                                    repurchase agreements entered into
                                                                                    in accordance with

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                       Current Fundamental                               Amended Fundamental
                                           Restriction                                      Restriction

------------------------------------------------------------------------------------------------------------------------------------


2(d)                                                                                the fund's investment policies are
cont.                                                                               not deemed to be senior securities.

                                                                                               * * * * * *

                                                                                    Explanation: This restriction has
                                                                                    been amended for improved clarity,
                                                                                    but has not been substantively
                                                                                    changed.

------------------------------------------------------------------------------------------------------------------------------------

2(e)                           The fund may not purchase or sell                    Amended as follows: The fund may
                               commodities or commodity contracts,                  not invest in commodities or
                               except that the fund may purchase                    commodity futures contracts, other
                               and sell options on securities,                      than financial derivative
                               securities indices, currency and                     contracts. Financial derivatives
                               other financial instruments,                         include forward foreign currency
                               futures contracts on securities,                     contracts; financial futures
                               securities indices, currency and                     contracts and options on financial
                               other financial instruments and                      futures contracts; options and
                               options on such futures contracts,                   warrants on securities, currencies
                               forward commitments, interest rate                   and financial indices; swaps, caps,
                               swaps, caps and floors, securities                   floors, collars and swaptions; and
                               index put or call warrants and                       repurchase agreements entered into
                               repurchase agreements entered into                   in accordance with the fund's
                               in accordance with the fund's                        investment policies.
                               investment policies.
                                                                                              * * * * * *

                                                                                    Explanation: This restriction has
                                                                                    been amended for improved clarity,
                                                                                    but otherwise has not been
                                                                                    substantively changed.

------------------------------------------------------------------------------------------------------------------------------------

                       BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposal to change the fund's fundamental investment restrictions as described above.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote for these proposals to amend the fund's investment restrictions.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

    or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the Adviser, the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms and a third party solicitation firm. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $_______, which will be paid by the fund.

The mailing address of the fund, the adviser and John Hancock Funds, Inc. is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting,

  or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding  Shares and Quorum

As of September 12, 2000, _____________ Class A shares, __________ Class B shares and ________Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 12, 2000 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the Adviser or transfer agent or by a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

Alternatively, you can call our toll-free number to vote by telephone.

o Read the proxy statement and have your proxy card at hand.

o Call the toll-free number located on your proxy card.

o Enter the 14-digit "control number" found on your proxy card.

o Follow the recorded instructions.

To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail. A toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o Read the proxy statement and have your proxy card at hand.

o Go to the Web site www.jhfunds.com.

o Select the shareholders entryway.

o Select the proxy voting link.

o Enter the 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will receive a confirmation of the voting instructions immediately after submission and also by e-mail if chosen.

OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 12, 2000, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

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                                    TABLE OF
                            5%-AND-MORE SHAREHOLDERS
                                    TO COME


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                                       11

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                        ----------------------------------
                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!
                        ----------------------------------

[LOGO] JOHN HANCOCK

       John Hancock Funds, Inc.          Mutual Funds
       Member NASD                       Institutional Services
       101 Huntington Avenue             Private Managed Accounts
       Boston, MA 02199-7603             Retirement Services
                                         Insurance Services
       1-800-225-5291
       1-800-554-6713 (TDD)

       www.jhfunds.com                                              830PX  10/00



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                                                             VOTE TODAY BY MAIL,
                                                         TOUCH-TONE PHONE OR THE
                                          INTERNET CALL TOLL-FREE 1-888-221-0697
                                                    OR LOG ON TO WWW.JHFUNDS.COM

***control number: 999 999 999 999 99 ***         Please fold and detach card at perforation before mailing

JOHN HANCOCK TECHNOLOGY FUND                      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                SPECIAL MEETING OF SHAREHOLDERS- DECEMBER 1, 2000

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Technology Fund ("Technology Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Technology Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on December 1, 2000 at 9:00 a.m., Eastern Time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 10, 2000 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date________________________________, 2000


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.
o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
o If a Corporation, please sign in full corporate name by president or other authorized officer.
o If a partnership, please sign in partnership name by authorized person.


----------------------------------------
Signature(s)




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                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

             Please vote by filling in the appropriate boxes below.

1. To amend the fund's investment objective to eliminate income as a secondary objective.

         FOR           AGAINST         ABSTAIN

ITEMS 2(a) - (e): To amend the fund's investment restrictions.

To vote your desired action for items 2(a)-(e) together.

         FOR           AGAINST         ABSTAIN

To vote your desired action for each item individually.

2. (a) To reclassify the fund's fundamental investment restriction on investing in technology companies as non-fundamental.

         FOR           AGAINST         ABSTAIN


2 (b) To amend the fund's investment restriction on borrowing money.

         FOR           AGAINST         ABSTAIN


2 (c) To amend the fund's investment restriction on purchasing real estate.

         FOR           AGAINST         ABSTAIN


2 (d) To amend the fund's investment restriction on issuing senior securities.

         FOR           AGAINST         ABSTAIN


2 (e) To amend the fund's investment restriction on investing in commodities.

         FOR           AGAINST         ABSTAIN


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

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                         Internet Proxy Voting Service
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Please Enter Control Number from Your Proxy Card:  [   ] [   ] [   ] [   ] [   ]

Check here /   / to vote all proposals as the Board recommends, then click the
VOTE button below.
                                      -OR-
         To vote each proposal separately, click the VOTE button only.

                                     [VOTE]

[Sample graphics of where your Control Number is located on card.

                         proxyweb.com is a service of:
                       Management Information Service Corp

--------------------------------------------------------------------------------

                         Full service proxy specialists

                         This site is best viewed using
                     Netscape or Internet Explorer version
                                 3.0 or Higher
                     and using a display resolution of 800
                                      600.
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

[LOGO] JOHN HANCOCK FUNDS                                Internet Proxy Voting
       A Global Investment Management Firm                      Service
                                                          Proxy Voting Form
                                                          John Hancock Funds
                                                            Technology Fund

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM.

Proposal 1.  To amend the fund's investment objective to eliminate
             income as a secondary objective.                                         FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To reclassify the fund's fundamental investment restriction
2.(a)        on investing in technology companies as non-fundamental.                 FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on purchasing
2.(c)        real estate.                                                             FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on issuing senior
2.(d)        securities.                                                              FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR          AGAINST       ABSTAIN
==========================================================================================================================

                         Please refer to the proxy statement for discussion of each of these matters.

---------------------------------------------------------------------------------------------------------------------------

        To receive email confirmation, enter your email address here: [___________________]

                 Press this button to [Submit] your Proxy Vote.
             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

[LOGO] JOHN HANCOCK FUNDS                                Internet Proxy Voting
       A Global Investment Management Firm                      Service
                                                          Proxy Voting Form
                                                          John Hancock Funds
                                                            Technology Fund

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM.

Proposal 1.  To amend the fund's investment objective to eliminate
             income as a secondary objective.                                         FOR
Proposal     To reclassify the fund's fundamental investment restriction
2.(a)        on investing in technology companies as non-fundamental.                 FOR
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(c)        real estate.                                                             FOR
Proposal     To amend the fund's investment restriction on issuing senior
2.(d)        securities.                                                              FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR

  Please refer to the proxy statement for discussion of each of these matters.

--------------------------------------------------------------------------------

Your email confirmation has been sent to: ___________________________.com

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number 053 083 999 999 99 has been submitted to John Hancock Funds for Technology Fund as follows:
--------------------------------------------------------------------------------

Proposal 1.  To amend the fund's investment objective to eliminate
             income as a secondary objective.                                         FOR
Proposal     To reclassify the fund's fundamental investment restriction
2.(a)        on investing in technology companies as non-fundamental.                 FOR
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(c)        real estate.                                                             FOR
Proposal     To amend the fund's investment restriction on issuing senior
2.(d)        securities.                                                              FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR


Thank you for voting.

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